Exhibit 99.1

Catalyst Health Solutions, Inc. Employee Town Hall Transcript

April 18, 2012

1:00 pm ET

Operator

Good day and welcome to the Catalyst Health Solutions all-employee meeting conference call. Today’s conference is being recorded. At this time I would like to turn the call over to Steve Cunanan. Please go ahead, sir.

Steve Cunanan

Thank you, Ann. I’d like to welcome everybody to this conference call. I am joined here in Rockville by a number of our employees. I’m also joined by a number of our employees that are joining in by the phone. I’m told there are almost 500 individual ports that have dialed into the phone.

I’m joined here with David Blair, our Chairman and Chief Executive Officer, and also Rick Bates, our President and Chief Operating Officer, here in Rockville.

I am going to be kicking off the call and then outlining the agenda and what we’ll be discussing today. But I do have to tell you a story of an experience that I had last night. And I was sitting in my office, like a lot of people that have been involved with this transaction. We’ve worked some pretty late nights, and we’ve had a lot of time to think, and we’ve had a lot of downtime to think about what it is we’re doing, the impact that it has on people and the impact that it has on our organization.

And I was struck by a comment that Monica Wolf made to me on my first week as a Catalyst employee. And, I was upset about a policy and I went in to see Monica, and I said, “Monica, I don’t be- I can’t believe that we’re doing this. We can’t do this.” And Monica looked at me very calmly and said, “Steve, don’t worry, this is Catalyst, you wait, it will change.” And you know what? It did change. And when I was sitting in my office last night, I thought about that comment and I thought a lot about change. And change has been a consistent theme since I’ve joined Catalyst. Sometimes it seems like one change hasn’t stopped, and another’s started, so it seems like one big long change sometimes. And I was struck that, there are different ways to look at change. One is through angst, anxiety, uncertainty, and all of those things are okay and all of those things are natural reactions to change and the things that we’re going through.

The other way to look at it is opportunity, creating a future that doesn’t exist, creating a reality that doesn’t exist. Sometimes that journey from uncertainty to reality that doesn’t exist is a pretty long journey and a pretty tenuous journey. And I also thought about the change in relationship to our company and the evolution of change. And I thought back, I wasn’t around when we decided to buy a PBM. I’m sure there was a lot of uncertainty there, too – Why are we doing this? What’s going on? How is this going to change our organization? I wasn’t around when we decided to go public. But I’m sure the same kind of anxiety was there.

Now I will tell you, this is a very big fundamental change for our organization, but it exists on a continuum right now. It won’t be the last one, and the organization will continue to change and continue to grow.

From an agenda perspective, we’re going to talk about a couple of things today. We’re going to talk about the rationale and the reasons for the decisions that we’ve made. We’re going to talk about some of the opportunities that we have facing us in front of us. We’re also going to talk about the timeline and what are the next steps. And last, but not least, we’re going to talk about the people that are joining me here in this room, and the other total of 1,545 individuals that we have in our organization that are impacted by this change.

So with that, I’m going to turn —

David Blair

Thank you, Steve. Good afternoon.

So I thought I’d start with a little background, right? So I remember the beginning 15 years ago. In fact, there’s many of you in this room that were either there or joined shortly thereafter. I see Lisa right in front of me, and Joanna, Monica, there’s Debby in the back, Susan, I think I saw John somewhere around there, there’s John. Folks have been with the company 12, 13, 14 years. I know there’s many of you on the phone that have been with the company for that long. But in the beginning, we were selling supplemental insurance benefits through the mail. We had a little bit of seed capital. And, we had a lot of doubts about that business, we were very uncomfortable with that. But as a team, we knew that if we worked hard, that we were committed, we could grow that business. And we did; the business grew.

Then after a while it started to level off, and we needed a new growth opportunity. There was the Internet; we could sell our benefits through the Internet. We were extremely uncomfortable; nobody had ever sold anything through the Internet before. Had a lot of doubt. But, again, we knew if we worked hard, if we were committed, the business would grow. And, of course, that Internet bubble, right, that burst pretty quickly, and then I found myself in front of the board saying, “Hey, we found this thing called a PBM – that’s what we want to do.” And, I had a lot of doubt and we were very uncomfortable, but again we had a team, right, and we knew if we worked hard and were committed, the business would grow, and it did.

And then about three years ago, our business started to level off. Same types of approaches we were taking were no longer working. Rick Bates joined the company, brought in some new leadership, and we took the company in a different direction. Started looking at doing acquisitions in the hundreds of millions of dollars, selling to groups that had millions of lives. I was uncomfortable; I had a lot of doubt.

The team, all of you have pulled together, right? You’ve worked hard, you’ve been committed, and we’ve grown the business.

And I tell you this because today is a new chapter, and there’s got to be some doubts, we’ve got to feel a little bit uncomfortable. But I know in my core, that if we work hard, if we’re committed, we’ll grow this business, and this will again, be another successful chapter in our corporate life.

Just two things that I want to describe to you and then I’ll turn it over to Rick.

What did we announce today and why?

So this morning we announced that we signed a definitive merger agreement with SXC. So we will be acquired by SXC. It is a strategic merger, meaning that we’re going to –, our shareholders, will take a lot of their stock. What’s difficult for- to understand, is that the same people who own our company, own their company. There is about an 80% shareholder overlap, and so there’s compelling reasons to put this company together.

The headquarters will be in Lisle, Illinois, though they’ve agreed to keep a- maintain a presence here in Rockville, as well as maintain all of our local offices. The Chairman and CEO will be Mark Thierer, and we expect the transaction to close probably in about 6 months, certainly before the end of the year, probably August/September timeframe would be reasonable.

The why, right, our businesses, SXC’s and Catalyst’s, very much complement each other. If you think about our client base, and how we go to market, it very much complements what they do. So our clients, right, managed care organizations, employer groups, CPAs, unions, state and local governments, where they built their business servicing long-term care, hospice, fee for service, Medicaid Part D. So there’s a real nice marriage on the markets that we serve. Of course we built very much a service model here, where they’re known more for their technology products. Real nice complement.

Why do they want to acquire us? That’s the easiest question, right? You - right? You. Because as a service company that’s all we are is people right? So, they’re not buying our patents on the “Centers of Excellence” model. They’re not buying our cap rebate module or our generic advantage program module. There’s no patent on our world-class client services, clinical programs, or member services. It’s all in your head, right? They’re buying you. And I thank you for that, you’ve done an outstanding job. And that should give you a little bit of comfort as you think about those doubts. And I try to encourage you that we need to stay committed that they’ll very much need us to continue to operate our business.

So, with that, Rick I’m going to turn it over to you for some more details.

Rick Bates

We’ve had a clear vision of how we’re moving this business forward.

Our customers absolutely love all of you. The service interactions, whether its the account management team, whether it’s the folks that are involved in the selling process, I don’t think that anyone here in any of our locations has a real appreciation for how much affection our customers have for this company. I’ve been on the phone with a ton of them. I’ve been flying around, spending time giving a bunch of them a heads up, which is an interesting message you know about this transaction.

They bought us for a reason, and we’ve delivered on our promises. And even when we have shortcomings or certain challenges, we come together as a team, and we’re their partner. We’re trying to solve things; we’re trying to create solutions. We aren’t pointing at a contract and saying well this says this so we don’t have to do it, or any of that – we’re just worried about creating value. So I’ve been trying to push this organization as hard as I could, and do you know – push it to take on as much as it can bear, right? And we’ve never been satisfied with what we’ve achieved. It’s always about what’s next, right? So we get the Regence deal done and alright where are we going to go now, what’s the next big thing, right? And we got the next big thing.

We spent you know as you can imagine a fair amount of time with them, especially in the last few weeks, and really gave them more visibility into who we are as a company and how we operate and why we win and how important our people are – you know, the culture we’ve built. So I am incredibly optimistic that this organization is really going to stay intact – you know, the PBM that we’ve built. Because it is so much larger than their PBM. They have a great business; their healthcare IT business is fantastic, they have some terrific, large PBM customers. But if you just put up a customer list up on the wall and you get our Fortune 500 employer groups, and our health plan customers, and our state government business, and it’s pretty phenomenal.

So, they know why they’re willing to pay such a premium. They understand the value of the business we’ve built and the customer relationships. And they know why we win, which is our people, right? We built some really terrific capabilities and tools, and I think we’re more sophisticated financially today than we’ve ever been, and it is simply because of the people. So I have just a great degree of confidence that we’re going to bolt our business inside of SXC, and we’re going to continue to run and deliver the same value proposition we’ve been delivering. We’re going to continue to have opportunities in all of our business segments where we’ve been successful, and I believe that the market facing part of this organization is as good as any part of any of the PBM’s that we would compete against. So I think there’s a tremendous amount to look forward to.

I will say that the benefits of a lot of their technology investments will really truly help us because you know it is an already established infrastructure that we can leverage and really benefit from.

And at the same time, we’ve got a ton of work to do on our side to finish the integration of WHI, the extraction from Walgreens, and now we’ve got Regence to play with as well. So, you know we have to remain as focused and as committed as we’ve been. This is a stock deal, as David said, what that means guys is our performance matters all the time, right? There’s a lot of runway in this business. I’m going to be very surprised if we don’t have industry leading results over the next 24 to 36 months. I don’t think there’s anything in our way, and we just got a whole lot of opportunity freed up for us. This will make us a much bigger, much stronger company.

I know there is always – you know change is hard to understand and grasp, and there are going to be a ton of questions that everybody has. I think that Steve’s going to do a great job answering questions, getting information out to people via email. We’ll have more phone calls where we can respond to a lot of the questions. We’ve got senior leadership out in many of the locations and sites, and we’re going to continue to do that. We’ll probably be more visible in the next you know few months than we have been in the past. And we want to make sure we’re communicating really well with everybody.

And at the end of the day, people build great companies. It’s not ideas, it’s not that you have a new widget or you’ve made something, it’s the people and teams and the partnership. It’s an amazing place, an unbelievable culture, and we’re going to move forward through the next step together.

I’ll turn it back over to Steve.

Steve Cunanan

Thanks, Rick.

On the topic of questions, let me apologize in advance to the group: we are not going to be able to take questions on this call due to the number of people that are participating, but I’ll talk to you about how we’re going to get your questions addressed, as I go through the parts of my talk next.

The thing that I’m going to do is address a key question right now. And that key question is, what about me? You know you’re sitting there; a lot of you have these questions - what does this mean for me? This is great from an organization standpoint - how do I fit into that puzzle? And I’m going to answer that question in two ways, I’m going to answer that question in the short-term, and then I’m going to answer that question in the medium- to long-term.

So let’s talk about the short-term. In the short-term, what’s going to happen now, is the exact thing that we do when we have gone in to create a relationship in an acquisition with a company. There are going to be a series of meetings, there are going to be a series of project teams that are created. Some of you may be asked to participate in those teams, and there’s going to be conversation about the business. And the whole idea is to try to create what is the new and future operating model. The good part here is that both ourselves and SXC have been very acquisitive companies. They’ve done a lot of acquisitions, they’ve done a lot of deals, and everybody in this room knows that we know how to do that. We know the process, we know what levers to push, we know what step comes next. SXC is the same way. So from that perspective, we’re both operating from the same knowledge base and the same level playing field.

So within the next couple of weeks and months, very few of you are going to be impacted at all. The people that will be impacted are the people working on those teams to determine what is the future operating model. It’s business as usual. Nothing changes, nothing is different, we are still two separate companies, and, as Rick mentioned, it’s important that we continue to go ahead and deliver the level of service that’s gotten us where we are today. Very, very critical.

We’re going to be creating a new organization, I don’t know, probably some of you when you heard the news, you went and you logged on to the SXC website, or did a Google search to see who are they, what are – what do they stand for, how many employees do they have? Basically, what we’re creating is an organization that is twice the size of ours. So, what we are looking at is an organization with approximately 3,000 employees with some critical skill sets, critical capabilities, to go ahead and make a difference in the market. And through that marriage, and through that partnership, there are new opportunities that are going to come up, there are new career paths that are going to come up, there are going to be opportunities to move into new organizations, there are going to be opportunities to move into new positions. And that is very, very much of a positive. This is all about creating new opportunity for our employees.

But I would be naïve if I didn’t think a transaction of this size wasn’t going to have some overlap on some jobs and some functions, and where that overlap occurs, I’m committing to you to do three things. The first thing is to find out where that is, and make those decisions as quickly and as appropriately as possible. One of the things that we want to do is eliminate uncertainty as early as possible. And we’re going to communicate quickly, we’re going to communicate accurately to you. The second thing that I am committing to you to do is look at all those alternatives that we have, so where there is an overlap, we will look to say can we move things around, what are the skill sets of individuals, and we will work to go ahead and do that. The third thing that I’m committing to do to you is probably the most important. And that’s treat everybody with the dignity and respect that we have become known for as an organization. And that’s really important. That’s going to be important in our communication, that’s going to be important in our approach, and that’s going to be important in our interactions to you.

So what happens next? As I said, we’re going to start working on some integration teams, some of you may be asked to go ahead and do that. As Rick mentioned, communication is really key, so within the next 24 hours, you’re going to be receiving an email, and in that email is going to be a mailbox address. And any questions that you have, no matter how big or how small, you should go ahead and address them to that email box. Our HR team is going to take those and really triage those with the business and the people that can answer questions. We’re going to look for common themes, and then we are going to be doing weekly communications with Chris Burns’ help, email communications, they may be meetings if that’s appropriate, to let you know what’s going on, what decisions have been made, what decisions have – are yet to come, and where we are in the process.

That’s where we are right now. You have my commitment, you have my organization’s commitment, you have the leadership team’s commitment to navigate this process with integrity, and with dignity, and with trust. And with that I’ll turn it back to Rick.

Rick Bates

Alright so, the only thing that I guess I should offer today is that, I haven’t been here for 15 years. It’s been pretty much of a whirlwind for the last three, but for the people who’ve been here, whether it was in the very beginning, or you know it was 4, 5, 6, 7 years ago, if you start to look at the size of the company then, you know if you’re interested in looking at the stock price, or if you’re interested in looking at the financials, you know the one thing that I think the company should brag about, particularly David should brag about is when the company went public, it didn’t make any money. Right, I mean, it had a market cap that was in the tens of millions of dollars, and today we have a market cap of more than 4 billion dollars. We are a Fortune 500 business. Right? So you don’t get on a ride like this, very often, if at all, and when you think of what we’ve tried to do here to build a culture of a company and a great place to work and unbelievable camaraderie and trust. You have my commitment, and certainly David’s commitment, that we will continue to honor that. We will make this place even better and stronger, and we will continue to be the champion of all the people who work here. And, I just really can say with all sincerity, we have a tremendous amount to look forward to, and we are very grateful for all of your efforts and your support. Thank you.

[Clapping]

Operator

This does conclude today’s conference. We thank you for your participation

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Forward Looking Statements

Certain statements included herein may contain certain forward-looking statements including, without limitation, statements concerning Catalyst’s operations, economic performance and financial condition. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. In addition to Catalyst’s expectations or estimates of a combined company’s future performance or matters relating to the proposed transaction, these forward-looking statements may include statements addressing Catalyst’s operations and Catalyst’s financial performance. Readers are cautioned not to place undue reliance on these forward-looking statements, which, among other things, speak only as of their dates. These forward-looking statements are based largely on Catalyst’s current expectations and are based on a number of risks and uncertainties, including, without limitation, (i) general adverse economic conditions, (ii) changes in governmental laws and regulations, (iii) Catalyst’s ability to compete effectively in the pharmacy benefit management industry, (iv) Catalyst’s relationships with key clients, pharmacy network affiliations and various pharmaceutical manufacturers and rebate intermediaries, (v) changes in industry pricing benchmarks, (vi) uncertainties relating to the transition and integration of completed and future acquisitions and/or expansion opportunities, (vii) Catalyst’s current level of indebtedness and any future indebtedness Catalyst may incur; (viii) disruption in Catalyst’s operations, (ix) unanticipated changes in Catalyst’s ability to execute its growth strategy, (x) generic utilization levels, (xi) insufficient insurance coverage to cover costs associated with litigation, (xii) Catalyst’s ability to accurately estimate how much future revenue Catalyst will generate, as well as the level of implementation and transaction costs that Catalyst will incur, under newly commenced PBM agreements and other risks and uncertainties discussed in Catalyst’s filings with the SEC, including Catalyst’s Annual Report on Form 10-K and quarterly reports on Form 10-Q. Actual results could differ materially from results referred to in the forward-looking statements. In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will, in fact, occur. Catalyst undertakes no obligation to revise any forward-looking statements in order to reflect events or circumstances that may arise after the date hereof. Readers are urged to carefully review and consider the various disclosures made in Catalyst’s other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect Catalyst’s business.

Transaction Forward-Looking Statements

In addition, numerous factors could cause actual results with respect to the proposed transaction to differ materially from those in the forward-looking statements, including without limitation, the possibility that the expected efficiencies and cost savings from the proposed transaction will not be realized, or will not be realized within the expected time period; the risk that the SXC and Catalyst businesses will not be integrated successfully; the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule contemplated by the parties; the failure of shareholders of SXC or Catalyst to approve the proposed transaction; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; the risk of customer attrition; the possibility that the proposed transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions; and the ability to obtain the financing contemplated to fund a portion of the consideration to be paid in the proposed transaction and the terms of such financing.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed transaction involving Catalyst and SXC. The proposed transaction will be submitted to the stockholders of Catalyst and the shareholders of SXC for their consideration. In connection therewith, the parties intend to file relevant materials with the SEC, including a joint proxy statement/prospectus that will be mailed to stockholders. Such documents, however, are not currently available. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF CATALYST ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about Catalyst and SXC, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Catalyst will be available free of charge on Catalyst’s website at www.catalysthealthsolutions.com under the heading “Investor Information” or by contacting Catalyst’s Investor Relations Department at 301-548-2900. Copies of the documents filed with the SEC by SXC will be available free of charge on SXC’s website at www.sxc.com under the heading “Investor Information” or by contacting SXC’s Investor Relations Department at 630-577-3100.

Catalyst, SXC and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Catalyst is set forth in its proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on April 28, 2011. Information about the directors and executive officers of SXC is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 2, 2012. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.